UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2017

Item 1. Report to Stockholders.
The year end report to stockholders for the year ended June 30, 2017 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Annual Report
June 30, 2017

priority-incomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  4

Letter to Stockholders

Dear Stockholders,

We are pleased to present this annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the fiscal year ended June 30, 2017. Priority has made regular monthly distributions for each month of the past fourteen quarters and declared bonus distributions for each of the past fourteen quarters. We maintain our optimism about the Company’s performance and investment opportunities that we believe will continue to provide stockholders with current income.

Dividend Policy

As a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations (distributable income), rather than accounting income. In certain periods, we expect our annual distributable income to be higher or lower than our reportable accounting income. Our dividend policy factors in our estimate of our distributable income, which includes interest income from our underlying collateralized loan obligation (“CLO”) equity investments as well as the recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis. As a result, distributions may differ from accounting income, as expressed by net investment income.

Market Commentary

In this annual report, we refer to “Senior Secured Loans” collectively as senior secured loans made to primarily U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Fiscal year 2017 represented a year where we continued to implement our strategy of making attractive risk-adjusted CLO equity investments allowing us to meet our primary objective of providing our stockholders with current income. Priority accomplished the following in fiscal year 2017: (i) making 29 CLO equity investments totaling $162 million in par value and (ii) continuing to pay a base dividend and bonus dividend totaling 10% based on our original gross offering price. Since our last semi-annual report as of December 31, 2016, Priority made 13 CLO equity investments totaling $86 million.

The first six calendar months of 2017 was the first period when CLO collateral managers were required to comply with risk retention requirements. Risk retention has been a prominent industry topic since October 2014, when the U.S. government published the final regulations and implementation of the Dodd Frank Wall Street Reform and Consumer Protection Act for U.S. CLOs. As mentioned in our last Letter to Stockholders, the new rules apply to all new CLOs issued after December 24, 2016 and require that collateral managers own a minimum of 5% of the assets of each CLO they manage. We have historically sought out collateral managers with substantive stakes in the CLO funds managed by them. We believe our portfolio is well positioned with historically strongly performing collateral managers who we believe are more likely to thrive in a post-risk retention environment.

Despite the implementation of risk retention, U.S. CLO issuance in the first six calendar months of 2017 totaled $51.2 billion, including $33.8 billion in the second quarter of 2017, the highest quarterly amount since the second quarter of 2014.1 The $51.2 billion of issuance was 95% higher than the $26.2 billion of issuance in the first six calendar months of 2016.1 The surge in CLO volume in the first half of 2017 was driven by a combination of the strength in fixed income markets, CLO managers implementing solutions to satisfy risk retention requirements faster than CLO research analysts were expecting, and anemic issuance in the first six calendar months of 2016 due to volatility in fixed income markets. CLO research analysts were expecting $50 to $70 billion of issuance for the calendar year of 2017.2 Given issuance in the first six calendar months of 2017 totaled $51.2 billion, several research analysts have increased their CLO projections for 2017 to range from $80 to $95 billion.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  5

•	Deutsche Bank: increased from $65 billion to $95 billion[3]

•	JP Morgan: increased from $50 - $60 billion to $85 - $95 billion[4]

•	Morgan Stanley; $70 billion to $80 billion[5]

•	Nomura: $50 - $55 billion to $80 - $85 billion[6]

While issuance in the first six calendar months of 2017 was almost double the amount issued in the first six calendar months of 2016, it still lagged the amount issued in the first six calendar months of 2014 ($61.0 billion) and 2015 ($59.9 billion).1

In addition to the increase in CLO issuance witnessed in the first half of 2017, there was also record amount of CLO refinancings and CLO resets (also known as extensions). A CLO refinancing is an occurrence where all or part of the CLO liabilities are refinanced at a lower spread. The CLO refinancing directly benefits the equity investors in CLOs given such refinancing reduces the spread cost of CLO financing. Given the tightening in spreads across fixed income markets including the CLO liability market, CLO equity investors took advantage of this and refinanced $79 billion of CLOs in 2017 through June 29, 2017, exceeding the $51.2 billion in new issuance.6 Priority refinanced the liabilities in 31 different CLOs in the first six calendar months of 2017, reducing the liability spread by an average of 37.0 basis points. A CLO reset is an occurrence where all of the CLO liabilities are refinanced and the CLO reinvestment period is extended typically by 2 to 5 years. $18 billion of CLOs were reset in 2017 through June 29, 2017.6 In total, $97 billion of CLOs were refinanced and reset through June 29, 2017, easily dwarfing the $41.6 billion total in 2016 and $9.6 billion total in 2015.2

Issuance in the Senior Secured Loan market (including refinancings) got off to a rapid pace in the first quarter of 2017 with $171 billion of issuance, an all-time high.7 The record issuance was primarily driven by $75 billion of refinancings, but also significant increases in issuance for leveraged buyouts, mergers & acquisitions, dividends, and other uses.7 The $171 billion of issuance in the first quarter excludes an additional $169 billion of repricings where corporate borrowers were able to reduce the spread over Libor via an amendment.7 The record new issuance and repricings were largely a function of the supply / demand imbalance in the first quarter as demand for Senior Secured Loans outpaced supply by $31.7 billion.7 This imbalance was driven by $11.4 billion of inflows to retail Senior Secured Loan open-ended mutual funds, $17.4 billion of CLO issuance, and the loan market declining $4.2 billion in size to $876 billion despite the record issuance.8,9

The Senior Secured Loan market slowed down in the second quarter of 2017 from the record-setting pace of the first quarter with $125 billion of issuance, which was still the sixth-highest quarterly total on record.7 In addition, there was still $93 billion of repricings via amendments, but significantly less than the $170 billion of repricings in the first quarter.7 The market cooled down in the second quarter of 2017 as Senior Secured Loan supply exceeded demand by $7.8 billion including $20 billion of excess supply in June 2017.7,10 This excess supply was driven by a $47 billion increase in the outstanding balance of Senior Secured Loans in the second quarter to $925 billion as of June 30, 2017, a record amount.9

Despite the record issuance in the first six calendar months of 2017, the S&P / LSTA Leveraged Loan Index remained relatively flat with a change in value from 98.08% on December 31, 2016 to 98.02% on June 30, 2017.9 The index provided a 1.91% return in the first half of 2017.10

For CLO equity investors, the asset spreads of Senior Secured Loans are an important factor for performance. Short-term CLO equity performance can decline due to periods of downward movement in loan spreads. With the combination of refinancings and repricings, the median weighted average spread of the underlying Senior Secured Loan portfolio in CLOs declined 17 basis points from 3.83% at 12/31/2016 to 3.66% at 6/30/2017.11

Despite the decline in the weighted average spread of the underlying Senior Secured Loan portfolio in CLOs, we continue to believe fundamentals in the CLO market remain solid:

•	The equity tranches of U.S. cash flow CLOs have delivered over 22.0% annual cash average yields from January 2003 through December 2016.[12]

•
Default rates for senior secured loans continue to remain below the historical average in the U.S. of 2.27% from January 1, 2003 to June 30, 2017. The market trailing 12-month (“TTM”) default rate on June 30, 2017 was 1.54%, a slight decline from 1.58% on December 31, 2016.[7] The TTM default rate of the Senior Secured Loans underlying the CLOs held by Priority at June 30, 2017 stood at 0.60%, substantially below and outperforming the market trailing 12-month default rate of 1.54% as of June 30, 2017.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  6

•
We believe the continued moderate default environment provides a favorable backdrop to the historically strong cash flow performance of CLO equity tranches. While low current defaults are a positive indicator of credit performance, we are vigilant with respect to market developments in terms of extensions of credit terms and structures at the individual loan level. We believe credit quality has remained acceptable on an absolute and historically relative basis. Market leverage has increased, but generally not to the levels seen in the large private equity leveraged buyouts of 2006-2007 before the last economic recession.[1] Overall we believe the health of corporations continued to improve in 2017. According to FACTSET, the S&P 500 is on target to report double-digit earnings growth for the second consecutive quarter.[14] Cash flow coverage continues to be solid, as the average ratio of EBITDA less capital expenditures to cash interest increased to 3.05x in the first half of 2017 compared to 2.92x in 2016.[1]

•
While oil and gas industry concentration in the U.S. high-yield bond market at year end stood at 13.5%, exposure in the Senior Secured Loan market was 3.7%.[1,15] Furthermore, Priority’s exposure to the S&P designated oil and gas sector stood at 2.16% in June 2107, down from 2.68% in December 2016, 3.43% in December 2015, and 4.32% in December 2014. We have evaluated in a detailed fashion our oil and gas exposures with our collateral managers, and we continue to actively monitor our positions in this sector.

Priority’s Net Asset Value per share ("NAV") increased 1.3% from $14.24 at June 30, 2016 to $14.43 at June 30, 2017, representing a 1.6% decline from December 31, 2016. The decline in NAV since December 31, 2016 is primarily a function of the decline in the median weighted average spread of the underlying Senior Secured Loan portfolio in CLOs partially offset by a decline in default rates in the underlying Senior Secured Loan portfolios and decline in CLO liability costs from the 31 refinancings completed in the Priority portfolio.

We believe fundamentals for the investments held by Priority remain strong given (1) Priority’s exposure to the oil and gas sector at year end stood at 2.2% compared to 13.5% in the high-yield bond market, (2) Priority’s portfolio TTM default rate at June 30, 2017 stood at 0.60% (significantly less than the market TTM default rate of 1.54%), and (3) Priority continues to pay a base plus bonus dividend that annualizes to 10% of our original gross offering price.

We believe that the Senior Secured Loan market is well supported by the recovering U.S. economy, solid corporate fundamentals, increased demand for yield in a low interest rate environment, and the continued health of the credit markets.

M. Grier Eliasek

Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We caution investors that the past performance described above is not indicative of future returns. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

1 S&P Capital IQ - Leveraged Lending Review 2Q’16.
2 S&P Capital IQ - 2017 CLO Outlook: Regime change in the post risk retention world, December 27, 2016.
3 Deutsche Bank MBS and Securitized Products Outlook, June 28, 2017.
4 J.P. Morgan CLO Midyear 2017 Outlook: Steady as she goes, June 16, 2017.
5 Morgan Stanley 2017 Global Securitized Products Mid-Year Outlook: Diverging Paths, June 16, 2017.
6 Nomura Review of 2017 H1 trends, June 29, 2017.
7 S&P Capital IQ - Wrap Charts 2017 2Q.
8 S&P Capital IQ - LCD Quarterly Review 1Q’17.
9 S&P Capital IQ - S&P LSTA Leveraged Loan Index charts.
10 S&P Capital IQ - U.S. leveraged loans lose 0.04% in June, snapping 15-month win streak, July 5, 2017.
11 Citigroup Global Markets Research, U.S. CLO Scorecard, June 27, 2017.
12 Citigroup Global Markets Research, CLO Equity - Performing as Marketed (January 26, 2011); 2012 Equity Study; Global Structured Credit.
13 S&P Capital IQ - Default Rates.
14 FACTSET Earnings Insight, August 4, 2017.
15 Bank of America Merrill Lynch.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  7

Portfolio Composition - At a Glance

Top Ten Holdings
As of June 30, 2017

Portfolio Investment	Investment	Legal Maturity	Fair Value	% of Net Assets
OZLM V, Ltd.	Subordinated Notes	1/20/2026	$14,351,567	5.0%
Carlyle Global Market Strategies CLO 2014-3, Ltd.	Subordinated Notes	7/27/2026	12,063,963	4.2%
OZLM IX, Ltd.	Subordinated Notes	1/20/2027	11,546,175	4.1%
Madison Park Funding XIV, Ltd.	Subordinated Notes	7/20/2026	11,252,325	3.9%
Madison Park Funding XIII, Ltd.	Subordinated Notes	1/19/2025	10,373,484	3.6%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	7/15/2027	9,363,654	3.3%
OZLM VI, Ltd.	Subordinated Notes	4/17/2026	9,044,082	3.2%
OZLM XII, Ltd.	Subordinated Notes	4/30/2027	9,040,505	3.2%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	4/17/2025	8,964,186	3.1%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	10/23/2026	8,834,269	3.1%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	2,885
Dollar Amount of Loans Underlying the Company’s CLO Investments	$42.8 billion
Percentage of Collateral Underlying the Company’s CLO Investments that are in Default	0.68%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.60%

Legal Maturity of Portfolio Securities

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  8

Collateral Summary

Number of loans underlying the Company’s CLO investments	2,885
Largest exposure to any individual borrower	0.89%
Average individual borrower exposure	0.08%
Aggregate exposure to 10 largest borrowers	6.40%
Aggregate exposure to senior secured loans	96.47%
Weighted average stated spread	3.63%
Weighted average LIBOR floor	0.95%
Weighted average percentage of floating rate loans with LIBOR floors	77.63%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B2/B3
Weighted average maturity of underlying collateral	5.0
U.S. dollar currency exposure	100%

Underlying Secured Loan Ratings Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
6/30/2017	0.00% / 0.00%	0.00% / 0.00%	2.79% / 1.42%	29.26% / 23.95%	58.59% / 64.56%	5.11% / 4.48%	1.71% / 3.06%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.
Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  9

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Priority Income Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Priority Income Fund, Inc. as of June 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 29, 2017

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  10

Statement of Assets and Liabilities
As of June 30, 2017

Assets
Investments, at fair value (amortized cost $282,641,613)	$283,611,208
Cash	13,121,238
Receivable for capital shares sold	1,487,101
Interest Receivable	435,080
Deferred offering costs (Note 5)	299,936
Prepaid expenses	171,649
Due from affiliate (Note 5)	43,377
Total assets	299,169,589
Liabilities
Payable for investment securities purchased	5,750,000
Dividends payable	3,896,948
Due to Adviser (Note 5)	3,694,251
Accrued expenses	753,830
Due to Administrator (Note 5)	34,059
Due to affiliate (Note 5)	7,155
Total liabilities	14,136,243
Commitments and contingencies (Note 9)
Net assets	$285,033,346

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 18,672,346, 460,788 and 619,951 of
Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively (Note 4)	$197,531
Paid-in capital in excess of par	264,665,208
Accumulated undistributed net investment income	19,788,883
Accumulated net realized loss	(587,871)
Net unrealized gain on investments	969,595
Net assets	$285,033,346

Net asset value per share(1)	$14.43

(1)Net asset value per share disclosed is the net asset value per share for Class R, Class RIA and Class I shares.

See accompanying notes to financial statements.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  11

Statement of Operations
For the year ended June 30, 2017

Investment income
Interest income from investments	$46,621,367
Total investment income	46,621,367
Expenses
Base management fee (Note 5)	4,821,337
Incentive fee (Note 5)	7,668,329
Total investment advisory fees	12,489,666

Transfer agent fees and expenses	795,076
Administrator costs (Note 5)	674,683
Audit and tax expense	576,500
Valuation services	380,445
Amortization of offering costs (Note 5)	375,847
Adviser shared service expense (Note 5)	325,802
Legal expense	205,717
General and administrative	205,558
Insurance expense	202,811
Report and notice to shareholders	189,036
Director fees	105,000
Excise tax expense	(202,244)
Total expenses	16,323,897
Expense support repayment (Note 5)	1,441,093
Total expenses and expense support repayment	17,764,990
Net investment income	28,856,377
Net realized and unrealized loss on investments
Net realized loss on investments	(849,656)
Net decrease in unrealized gain on investments	(2,715,945)
Net realized and unrealized loss on investments	(3,565,601)
Net increase in net assets resulting from operations	$25,290,776

See accompanying notes to financial statements.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  12

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016

Net increase in net assets resulting from operations:
Net investment income	$28,856,377	$19,238,747
Net realized (loss) gain on investments	(849,656)	281,673
Net (decrease) increase in unrealized gain on investments	(2,715,945)	2,279,140
Net increase in net assets resulting from operations	25,290,776	21,799,560
Distributions to stockholders:
Dividends from net investment income (Note 6)	(14,692,360)	(14,126,013)
Return of capital (Note 6)	(10,126,869)	—
Total distributions to stockholders	(24,819,229)	(14,126,013)
Capital transactions:
Gross proceeds from shares sold (Note 4)	105,828,605	108,925,832
Commissions and fees on shares sold (Note 5)	(8,169,939)	(7,930,650)
Reinvestment of dividends (Note 4)	10,211,783	7,120,484
Repurchase of common shares (Note 4)	(5,588,980)	(2,544,520)
Offering costs (Note 5)	—	(202,011)
Net increase in net assets from capital transactions	102,281,469	105,369,135
Total increase in net assets	102,753,016	113,042,682
Net assets:
Beginning of year	182,280,330	69,237,648
End of year (a)	$285,033,346	$182,280,330

(a)Includes accumulated undistributed net investment income of:	$19,788,883	$5,457,278

See accompanying notes to financial statements.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  13

Statement of Cash Flows
For the year ended June 30, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$25,290,776
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of offering costs	375,847
Purchase of investments	(116,435,679)
Sale of distributions received from investments	2,195,499
Net realized loss on investments	849,656
Net decrease in unrealized gain on investments	2,715,945
Amortization of purchase discount, net	8,906,641
(Increase) Decrease in operating assets:
Deferred offering costs	(456,146)
Interest receivable	(435,080)
Due from affiliate	(43,377)
Prepaid expenses	4,266
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	5,750,000
Due to Adviser	1,902,276
Tax payable	(252,429)
Accrued expenses	363,231
Due to Administrator	(17,395)
Due to affiliate	7,155
Net cash used in operating activities	(69,278,814)
Cash flows provided by financing activities:
Gross proceeds from shares sold	104,225,250
Commissions and fees on shares sold	(8,053,683)
Distributions paid to stockholders	(10,710,499)
Repurchase of common shares	(5,588,981)
Net cash provided by financing activities	79,872,087
Net increase in cash	10,593,273
Cash, beginning of year	2,527,965
Cash, end of year	$13,121,238

Supplemental information
Value of shares issued through reinvestment of dividends	$10,211,783
Taxes paid during the year	$50,185

See accompanying notes to financial statements.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  14

Schedule of Investments
As of June 30, 2017

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated Notes	7.56%	7/15/2026	$500,000	$376,642	$299,332	0.1%
Apidos CLO XVIII	Subordinated Notes	11.68%	7/22/2026	750,000	626,207	566,378	0.2%
Apidos CLO XXI	Subordinated Notes	15.44%	7/18/2027	5,000,000	4,154,333	3,887,879	1.4%
Apidos CLO XXII(4)	Subordinated Notes	14.51%	10/20/2027	3,000,000	2,582,864	2,433,718	0.9%
Babson CLO Ltd. 2014-II	Subordinated Notes	19.75%	10/17/2026	1,000,000	737,731	734,180	0.3%
Babson CLO Ltd. 2014-III(4)	Subordinated Notes	15.01%	1/15/2026	250,000	201,435	186,609	0.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	14.72%	4/20/2027	3,000,000	2,340,364	2,171,502	0.8%
BlueMountain CLO 2012-1 Ltd.	Subordinated Notes	12.20%	7/20/2023	5,000,000	3,680,079	3,647,362	1.3%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	14.31%	11/20/2028	3,000,000	2,504,260	2,056,556	0.7%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	21.02%	1/22/2025	1,900,000	1,406,863	1,456,796	0.5%
BlueMountain CLO 2014-1 Ltd.	Subordinated Notes	15.61%	4/30/2026	250,000	195,981	177,144	0.1%
California Street CLO XI Limited Partnership(5)	LP Certificates	24.90%	1/17/2025	18,330,000	7,555,834	7,754,555	2.7%
California Street CLO XII, Ltd.	Subordinated Notes	20.25%	10/15/2025	14,500,000	9,157,475	8,646,949	3.0%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	27.80%	2/14/2025	10,000,000	7,527,249	7,583,134	2.7%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	20.82%	10/15/2025	8,000,000	5,172,402	5,008,530	1.8%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	33.49%	4/17/2025	12,870,000	7,131,542	8,964,186	3.1%
Carlyle Global Market Strategies CLO 2014-3, Ltd.	Subordinated Notes	21.89%	7/27/2026	15,000,000	11,552,851	12,063,963	4.2%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	20.41%	4/20/2027	6,500,000	5,163,896	5,863,917	2.1%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	15.04%	10/20/2029	1,400,000	1,367,339	1,162,813	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	14.63%	10/23/2026	9,592,857	9,471,225	8,834,269	3.1%
Cent CLO 21 Limited(4)	Subordinated Notes	15.47%	7/27/2026	500,000	377,686	372,757	0.1%
CIFC Funding 2006-II, Ltd.(5)	Preferred Notes	—%	3/1/2021	406,629	—	1,924	—%
CIFC Funding 2012-II, Ltd.	Subordinated Notes	—%	12/5/2024	6,000,000	3,804,120	3,194,283	1.1%
CIFC Funding 2013-II, Ltd.	Income Notes	10.44%	4/21/2025	250,000	172,952	158,131	0.1%
CIFC Funding 2014, Ltd.	Income Notes	20.89%	4/18/2025	2,250,000	1,484,313	1,662,725	0.6%
CIFC Funding 2014-III, Ltd.	Income Notes	19.11%	7/22/2026	11,700,000	7,441,261	6,681,183	2.3%
CIFC Funding 2014-IV, Ltd.(4)	Income Notes	20.94%	10/17/2026	4,000,000	2,440,132	2,808,531	1.0%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	21.19%	1/22/2027	7,500,000	5,635,458	5,935,731	2.1%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	17.00%	10/20/2027	9,100,000	7,377,459	8,211,819	2.9%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	16.33%	10/21/2028	2,000,000	1,869,031	1,736,049	0.6%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	15.90%	4/21/2029	8,000,000	7,700,924	7,803,982	2.7%
Covenant Credit Partners CLO II, Ltd.(6)	Subordinated Notes	15.47%	10/17/2026	4,392,156	3,005,453	2,925,579	1.0%
Galaxy XVII CLO, Ltd.(4)	Subordinated Notes	10.16%	7/15/2026	250,000	184,710	168,108	0.1%
Galaxy XVIII CLO, Ltd.	Subordinated Notes	18.62%	10/15/2026	1,250,000	762,014	780,929	0.3%
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	17.89%	1/24/2027	2,750,000	1,827,950	1,581,994	0.6%
GoldenTree 2013-7A(4)	Subordinated Notes	21.10%	4/25/2025	4,250,000	2,705,927	2,353,137	0.8%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)	Subordinated Notes	14.48%	4/28/2025	400,000	267,911	270,806	0.1%

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  15

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated Notes	16.24%	10/22/2025	$500,000	$358,973	$314,164	0.1%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	15.70%	4/20/2027	3,000,000	2,167,152	2,051,182	0.7%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	17.02%	7/25/2027	3,000,000	2,341,512	2,369,192	0.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	15.09%	10/18/2027	7,000,000	6,046,688	6,176,300	2.2%
Halcyon Loan Investors CLO I, Ltd.(5)	Income Notes	—%	11/20/2020	504,000	27,571	47,375	—%
HarbourView CLO VII, Ltd.(4)	Subordinated Notes	19.27%	11/18/2026	275,000	216,117	203,040	0.1%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	10.46%	7/20/2027	5,000,000	4,230,680	3,463,262	1.2%
LCM XV Limited Partnership	Income Notes	11.23%	7/20/2030	250,000	185,617	151,985	0.1%
LCM XVI Limited Partnership	Income Notes	13.84%	7/15/2026	5,000,000	3,690,407	3,305,382	1.2%
LCM XVII Limited Partnership	Income Notes	12.09%	10/15/2026	500,000	420,160	365,307	0.1%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	26.86%	1/19/2025	13,000,000	9,090,530	10,373,484	3.6%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	22.54%	7/20/2026	12,500,000	9,804,121	11,252,325	3.9%
Madison Park Funding XV, Ltd.	Subordinated Notes	25.18%	1/27/2026	3,000,000	2,181,844	2,548,080	0.9%
MC Funding Ltd.(5)	Preferred Notes	—%	12/20/2020	387,965	24,541	43,637	—%
Mountain View CLO 2014-1 Ltd.	Income Notes	10.58%	10/15/2026	1,000,000	678,852	557,456	0.2%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	14.70%	7/15/2027	5,000,000	4,268,415	4,166,567	1.5%
Ocean Trails CLO II(5)	Subordinated Notes	—%	6/27/2022	367,064	25,940	32,268	—%
Octagon Investment Partners XVIII, Ltd.(4)	Subordinated Notes	15.05%	12/16/2024	2,800,000	1,844,441	1,729,187	0.6%
Octagon Investment Partners XX, Ltd.	Subordinated Notes	9.14%	8/12/2026	500,000	390,210	298,306	0.1%
Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	29.93%	11/14/2026	10,700,000	6,376,045	7,533,030	2.6%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	20.77%	11/25/2025	6,500,000	4,554,921	4,338,582	1.5%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	24.31%	7/15/2027	12,000,000	9,038,747	9,363,654	3.3%
Octagon Loan Funding, Ltd.	Subordinated Notes	14.92%	11/18/2026	2,550,000	1,946,263	1,729,898	0.6%
OZLM V, Ltd.	Subordinated Notes	26.94%	1/20/2026	25,000,000	13,887,152	14,351,567	5.0%
OZLM VI, Ltd.	Subordinated Notes	22.06%	4/17/2026	15,688,991	9,843,881	9,044,082	3.2%
OZLM VII, Ltd.	Subordinated Notes	23.52%	7/17/2026	2,450,000	1,583,859	1,588,113	0.6%
OZLM VIII, Ltd.	Subordinated Notes	16.95%	10/17/2026	750,000	541,238	583,120	0.2%
OZLM IX, Ltd.	Subordinated Notes	19.76%	1/20/2027	15,000,000	11,758,074	11,546,175	4.1%
OZLM XII, Ltd.(4)	Subordinated Notes	14.53%	4/30/2027	12,122,952	9,598,416	9,040,505	3.2%
Regatta IV Funding Ltd.	Subordinated Notes	12.14%	7/25/2026	250,000	175,990	171,921	0.1%
Symphony CLO XIV, Ltd.(4)	Subordinated Notes	10.46%	7/14/2026	750,000	557,738	513,873	0.2%
Symphony CLO XVI, Ltd.	Subordinated Notes	13.45%	7/15/2028	5,000,000	4,363,193	4,108,597	1.4%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	19.17%	4/15/2024	3,750,000	2,318,387	2,176,678	0.8%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	20.01%	1/18/2026	4,000,000	2,632,139	2,543,436	0.9%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	15.96%	4/18/2026	250,000	190,013	202,094	0.1%
Voya CLO 2014-3, Ltd.	Subordinated Notes	17.77%	7/25/2026	7,000,000	4,192,603	3,935,714	1.4%
Voya CLO 2014-4, Ltd.	Subordinated Notes	19.25%	10/14/2026	1,000,000	809,012	765,271	0.3%
Voya CLO 2015-2, Ltd.	Subordinated Notes	13.49%	7/23/2027	500,000	414,063	383,234	0.1%
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	17.33%	1/20/2027	6,250,000	4,987,007	5,464,953	1.9%
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	12.55%	10/18/2027	5,000,000	4,826,379	4,180,895	1.5%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	14.79%	7/20/2030	5,750,000	5,750,000	5,722,477	2.0%
Washington Mill CLO Ltd.(4)	Subordinated Notes	8.54%	4/20/2026	400,000	295,755	251,019	0.1%

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  16

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
West CLO 2014-1 Ltd.	Subordinated Notes	19.37%	7/18/2026	$5,375,000	$4,043,094	$4,476,381	1.6%
Total Portfolio Investments					$282,641,613	$283,611,208	99.5%
Other assets in excess of liabilities						1,422,138	0.5%
Net Assets						$285,033,346	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and fund expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2017, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) Co-investment with other funds managed by an affiliate of the Company’s investment adviser, Priority Senior Secured Management, LLC, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. See Note 5.

(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.

See accompanying notes to financial statements.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  17

Table of Contents

Notes to Financial Statements
June 30, 2017

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending this offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company's shares, unless further extended by our Board of Directors.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles(“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash are funds deposited with financial institutions.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  18

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firms engaged by the Board.

2.	The independent valuation firms prepare independent valuations based on their own independent assessments and issue their report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, the Company generates a single-path cash flow utilizing our best estimate of expected cash receipts, and assesses the reasonableness of the discount rate that would be effective for the corresponding multi-path estimate of value. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  19

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to it’s fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically.

Offering Costs
Offering costs prior to the commencement of operations were capitalized on the Company’s Statement of Assets and Liabilities as deferred charges until operations began. Thereafter, deferred offering costs were amortized as an expense over a twelve month period on a straight-line basis. The Company charged all offering costs incurred after the commencement of operations and through December 31, 2015 against paid-in capital in excess of par on the Statement of Assets and Liabilities. After discussions with the Staff of the Division of Investment Management of the SEC, the Company decided to change its accounting treatment of offering costs, effective January 1, 2016, and capitalize such costs on the Statement of Assets and Liabilities and amortize them to expense over the 12 month period following such capitalization on a straight line basis. The Company evaluated this change in accounting treatment of offering costs and determined that it did not have a material impact on the Company’s financial statements.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support reimbursement, base management fees, incentive fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2017, the cost basis of investments for tax purposes was $262,393,056 resulting in estimated gross unrealized appreciation and depreciation of $27,864,253 and $6,648,023 respectively.
If the Company does not distribute (or are not deemed to have distributed) at least 98% of its calendar year ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its calendar year ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2016, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. As of June 30, 2017, we do not expect to have any excise tax due for 2017 calendar year. Thus, we have not accrued any excise tax for this period. For the year ended June 30, 2017, we reversed our previous excise tax accrual of $202,244.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  20

If the Company fails to satisfy the annual distribution requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. However, such ordinary dividends would not be eligible for the reduced tax rate applicable to qualified dividend income. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2017 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2017 and has concluded that as of June 30, 2017 no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2017 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  21

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our financial statements and disclosures.
In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds require quarterly filings of Form N-Q and additional information to be disclosed in the semi-annual Form N-CEN filing (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017, and adoption of the amended reform is not expected to have a significant effect on our consolidated financial statements and disclosures.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for year ended June 30, 2017 were $116,435,679. Six investments were called for redemption during the year ended June 30, 2017 and the liquidation of the underlying portfolios is ongoing. During the year ended June 30, 2017, the Company recorded OTTI on four of these investments and two investments called in the prior year, resulting in realized losses of $1,273,540. The Company received $565 from a liquidating payment on an investment that was written-off for tax purposes prior to the year ended June 30, 2017, which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$283,611,208	$283,611,208

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

Collateralized Loan Obligation - Equity Class
Fair value at June 30, 2016	$181,843,270
Net realized loss on investments	(849,656)
Net decrease in unrealized gain on investments	(2,715,945)
Purchases of investments	116,435,679
Sales of and distributions received from investments	(2,195,499)
Amortization of purchase discount, net	(8,906,641)
Transfers into Level 3(1)	—
Transfers out of Level 3(1)	—
Fair value at June 30, 2017	$283,611,208

Net decrease in unrealized gain attributable to Level 3 investments still held at the end of the period	$(2,851,062)

(1) There were no transfers between Level 1 and Level 2 during the year.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  22

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2017:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)	Weighted Average(1)
Collateral Loan Obligations - Equity Class	$283,611,208	Discounted Cash Flow	Discount Rate	13.09% - 29.75%	19.44%

(1) Excludes investments that have been called for redemption.
In determining the range of values for the Company's investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multipath) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.
The Company is not responsible for and have no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
The Company’s portfolio consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  23

investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  24

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value.

Transactions in shares of common stock were as follows during the year ended June 30, 2017 and the year ended June 30, 2016:

	Class R Shares		Class RIA Shares		Class I Shares		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended June 30, 2017:
Shares sold	6,386,464	$102,435,913	146,802	$2,189,387	81,130	$1,203,305	6,614,396	$105,828,605
Shares issued from reinvestment of distributions	703,328	9,863,776	4,916	68,924	19,916	279,083	728,160	10,211,783
Repurchase of common shares	(347,207)	(5,000,504)	(493)	(7,165)	(40,520)	(581,311)	(388,220)	(5,588,980)
Net increase from capital transactions	6,742,585	$107,299,185	151,225	$2,251,146	60,526	$901,077	6,954,336	$110,451,408

Year ended June 30, 2016:
Shares sold	6,579,599	$99,209,870	292,911	$4,161,496	398,999	$5,554,466	7,271,509	$108,925,832
Shares issued from reinvestment of distributions	520,649	6,852,555	2,159	28,653	18,248	239,276	541,056	7,120,484
Repurchase of common shares	(178,046)	(2,447,657)	—	—	(7,280)	(96,863)	(185,326)	(2,544,520)
Net increase from capital transactions	6,922,202	$103,614,768	295,070	$4,190,149	409,967	$5,696,879	7,627,239	$113,501,796

At June 30, 2017, the Company has 18,672,346, 460,788 and 619,951 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

At June 30, 2016, the Company has 11,929,758, 309,563 and 559,425 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  25

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently limits the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
June 30, 2015	July 7, 2015	4,702	100.00%	$12.70	$59,720
September 30, 2015	October 13, 2015	49,045	59.10%	13.73	673,388
December 31, 2015	January 12, 2016	49,045	60.60%	13.98	685,649
March 31, 2016	April 20, 2016	82,534	100.00%	13.64	1,125,763
Total for year ended June 30, 2016		185,326			2,544,520
June 30, 2016	July 26, 2016	65,696	47.62%	14.24	935,513
September 30, 2016	November 3, 2016	66,998	41.14%	13.86	928,594
December 31, 2016	January 25, 2017	59,538	100.00%	14.70	875,211
March 31, 2017	April 27, 2017	195,988	57.90%	14.54	2,849,662
Total for year ended June 30, 2017		388,220			$5,588,980
Total:		573,546			$8,133,500

On June 15, 2017, the Company made an offer to purchase up to $3,089,180 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on June 22, 2017 and expired at 12:00 Midnight, Eastern Time, on July 24, 2017, and a total of 269,094 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 213,636 shares at a purchase price of $14.46 per share and a total of 209,417 and 3,934 Class R, Class RIA and Class I shares, respectively were validly tendered and not withdrawn pursuant to the offer.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  26

amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2017, expenses incurred by the Company in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$4,821,337	$1,412,834
Incentive fee(1)	7,668,329	2,085,152
Routine non-compensation overhead expenses(2)	82,682	19,525

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We have entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter is equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. The Expense Support Agreement will remain in effect until the date on which our public offering of shares of common stock ends, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we shall pay such Excess Operating Funds, or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  27

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition on Available Operating Funds. Available Operating Funds is now defined under the current version of the Expense Support Agreement as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we will calculate Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment at or prior to March 31, 2016. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment.

The purpose of the Expense Support Agreement is to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Made by Adviser	Net Expense Support Reimbursed to Adviser	Expense Support Reimbursable to Adviser	Unreimbursed Expense Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2014	$668,599	$(668,599)	$—	$—	22.83%	7.00%	March 31, 2017
June 30, 2014	582,112	(582,112)	—	—	6.66%	7.00%	June 30, 2017
September 30, 2014	834,881	(834,881)	—	—	5.70%	7.00%	September 30, 2017
December 31, 2014	355,993	(355,993)	—	—	2.06%	7.00%	December 31, 2017
March 31, 2015	801,050	(402,675)	—	398,375	1.79%	7.00%	March 31, 2018
June 30, 2015	951,871	—	—	951,871	1.06%	7.00%	June 30, 2018
September 30, 2015	1,504,116	—	—	1,504,116	0.63%	7.00%	September 30, 2018
December 31, 2015	1,943,279	—	—	1,943,279	0.64%	6.84%	December 31, 2018
March 31, 2016	2,586,427	—	—	2,586,427	0.60%	7.19%	March 31, 2019
June 30, 2016	—	—	—	—	0.47%	7.19%	June 30, 2019
September 30, 2016	—	—	—	—	0.43%	6.88%	September 30, 2019
December 31, 2016	—	—	—	—	0.38%	7.01%	December 31, 2019
March 31, 2017	—	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	—	0.29%	7.00%	June 30, 2020
Total	$10,228,328	$(2,844,260)	$—	$7,384,068
(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular dividends paid immediately prior to the date the expense support payment obligation was incurred by the Advisor. Annualized distribution rate does not include bonus dividends paid to stockholders.

During the quarter ended September 30, 2016, the Company paid the Adviser $1,403,168 to reimburse it for Expense Payments determined as of the Reimbursement Date for the quarter ended June 30, 2016. We determined that the Company overpaid the Adviser for the reimbursement of Expense Payments attributable to the quarter ended June 30, 2016 and on September 26, 2016 by an aggregate of $81,518. Such reimbursement overpayment was repaid by the Adviser to the Company.

As of June 30, 2017, there was no Expense Payment reimbursement obligation attributable to the Reimbursement Date for the quarter ended June 30, 2017.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to,

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  28

accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. During the year ended June 30, 2017, $674,683 in administrator costs were incurred by the Company, $34,059 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA shares offered in the offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the year ended June 30, 2017, the total sales load incurred through the offering of our common stock was $8,169,939, which includes $6,077,432 of selling commissions and $2,092,507 of dealer manager fees. These fees are charged against additional paid-in capital in the Statement of Assets and Liabilities.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Stratera Holdings for providing investor relations support and related back-office services with respect to the Company’s investors. During the year ended June 30, 2017, Stratera Holdings incurred $243,120 of operating expenses in connection with the Investor Services Agreement, which were recorded as part of Adviser shared service expense in the Statement of Operations. During the year ended June 30, 2017, Stratera Holdings incurred $79,000 of offering costs in connection with the Investor Services Agreement, which, in conjunction with other offering costs incurred by the Adviser on behalf of the Company, are deferred as an asset and amortized, on a straight-line basis, as an expense over the 12-month period immediately following the deferral (See Note 2). See the Offering Costs section below for a summary of all organization and offering costs and operating expenses incurred by and payable to the Adviser on behalf of the Company.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $456,146 for year ended June 30, 2017. As of June 30, 2017, $299,936 remains as a deferred asset on the Statement of Assets and Liabilities, while $375,847 has been amortized to expense in the Statement of Operations during the year ended June 30, 2017 .

Offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At June 30, 2017, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $176,740, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
Total reimbursements made	(4,191,456)	(3,855,429)	(8,046,885)
	$176,470	$270	$176,740

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  29

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Pathway Energy Infrastructure Fund, Inc. (“Pathway”), subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2017, the Company had co-investments with PSEC in the following: Apidos CLO XXII, Babson CLO Ltd. 2014-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd., Voya CLO 2017-3 Ltd. and Washington Mill CLO Ltd; however HarbourView CLO VII, Ltd. and Octagon Investment Partners XVIII, Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of June 30, 2017, the Company had co-investments with Pathway in the following: Galaxy XIX, Ltd., GoldenTree 2013-7A, Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XXI, Ltd., OZLM XII, Ltd.,
Voya IM CLO 2013-1, Ltd., and Voya CLO 2016-1, Ltd; however Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and Pathway, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and Pathway their proportional share of such expense based on the number of positions held by each entity. During the year ended June 30, 2017, the Company incurred $140,945 in expenses related to valuation services that are attributable to PSEC and Pathway, of which $43,377 is still owed to the Company. Additionally, PSEC incurred $7,155 of expense on behalf of the Company related to financial reporting software, of which the entire amount is due and payable as of June 30, 2017.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2017, $105,000 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  30

The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the year ended June 30, 2017. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 1, 8, 15, 22 and 29, 2016	August 1, 2016	$0.10340	$1,353,409
August 5, 12, 19 and 26, 2016	August 29, 2016	0.08272	1,131,977
September 2, 9, 16, 23 and 30, 2016(b)	October 3, 2016	0.20960	3,013,040
October 7, 14, 21 and 28, 2016	October 31, 2016	0.08544	1,271,825
November 4, 11, 18 and 25, 2016	November 28, 2016	0.08544	1,296,941
December 2, 9, 16, 23 and 30, 2016(b)	January 3, 2017	0.20386	3,248,511
January 6, 13, 20 and 27, 2017	January 30, 2017	0.08552	1,398,061
February 3, 10, 17 and 24, 2017	February 27, 2017	0.08552	1,439,961
March 3, 10, 17, 24 and 31, 2017(b)	April 3, 2017	0.19863	3,509,327
April 7, 14, 21 and 28, 2017	May 1, 2017	0.08780	1,606,763
May 5, 12, 19 and 26, 2017	May 30, 2017	0.08780	1,652,466
June 2, 9, 16, 23 and 30, 2017(b)	July 3, 2017	0.19863	3,896,948
Total declared and distributed for the year ended June 30, 2017			$24,819,229

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus dividends

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2017 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2017 universally for Class R, Class RIA, and Class I shares:

Record Date	Payment Date	Total Amount per Share(a)
July 7, 14, 21 and 28, 2017	July 31, 2017	$0.08780
August 4, 11, 18 and 25, 2017	August 28, 2017	0.08780

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through Expense Payments that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to stockholders was paid from offering proceeds. Any such dividends funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. As of June 30, 2017, the Company has no obligation to pay Expense Payments to the Adviser. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  31

following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 728,160 and 541,056 of its common stock in connection with the dividends reinvestment plan for the years ended June 30, 2017 and June 30, 2016, respectively.

Note 7. Income Taxes
The information presented in this footnote is based on the fiscal and tax year ended, June 30, 2017.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2017 was as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
Ordinary income	$14,692,360	$14,126,013
Capital gain	—	—
Return of capital	10,126,869	—
Total dividends declared and paid to shareholders	$24,819,229	$14,126,013

While the tax character of distributions paid to shareholders for the year ended June 30, 2017 are expected to be characterized as ordinary income and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax returns for the tax year ended June 30, 2017.

As of June 30, 2017, the estimated components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income	$236,917
Capital loss carryforward	(2,283,639)
Temporary differences	1,001,101
Net unrealized gain on investments	21,216,230

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2017, we increased accumulated undistributed net investment income by $173,603 and decreased paid-in capital in excess of par by $173,603.

Note 8. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  32

Note 9. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of June 30, 2017, the amount of expense support that is conditionally reimbursable by the Company to its Adviser is $7,384,068.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  33

Note 10. Financial Highlights
The following is a schedule of financial highlights for the years ended June 30, 2017, 2016 and 2015, and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods prior to January 6, 2014 since non-affiliated shareholders were not yet admitted to the Company nor did the Company commence investment operations. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the financial highlights is presented for the Company as a whole.

	Year Ended	Year Ended	Year Ended	Period Ended(a)
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Per share data:
Net asset value, beginning of year or period	$14.24	$13.39	$9.60	$13.80

Net investment income(b)	1.76	2.03	1.64	0.66
Net realized and unrealized gain (loss) on investments(b)	(0.22)	0.27	0.58	(0.06)
Net increase in net assets resulting from operations	1.54	2.30	2.22	0.60
Distributions to stockholdersc)
Dividends from net investment income	(0.89)	(1.50)	(1.50)	(0.61)
Return of capital	(0.62)	—	—	—
Total distributions	(1.51)	(1.50)	(1.50)	(0.61)
Offering costs(b)	—	(0.02)	(0.27)	(1.36)
Other(d)	0.16	0.07	3.34	(2.83)
Net asset value, end of year or period	$14.43	$14.24	$13.39	$9.60

Total return, based on NAV(e)	12.82%	19.13%	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$285,033,346	$182,280,330	$69,237,648	$6,787,044
Ratio to average net assets:
Expenses excluding expense support (payments)/repayments	6.91%	7.11%	9.76%	79.50%
Expenses after expense support (payments)/repayments, net(f)	7.52%	3.49%	—%	(2.50)%
Net investment income	12.22%	14.94%	13.04%	(18.02)%

Portfolio turnover	1%	1%	1%	6%

(a)Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The net asset value at the beginning of the period is the net offering price as of January 6, 2014, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

(b)Calculated based on weighted average shares outstanding during the year or period.
(c)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the year or period. Dividends per share are rounded to the nearest $0.01.

(d)The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(e)Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(f)For the year/period ended June 30, 2017, 2016, 2015, and 2014 there were expense support repayments (payments), net of $1,441,093, ($4,630,655), ($1,593,549), and ($1,250,711), respectively.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  34

Note 11. Subsequent Events
During the period from July 1, 2017 through August 29, 2017, we raised $11,732,595 of capital, net of offering proceeds, through the issuance of 779,947 shares.

During the period from July 1, 2017 through August 29, 2017, we made 7 CLO equity investments totaling $25,901,499. Three of these investments are add-ons to existing investments, and one of these investments is a co-investment with Pathway.

On August 28, 2017, our Board of Directors declared a series of distributions for the months of September through November 2017 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
September 1, 8, 15, 22 and 29, 20179(b)	October 2, 2017	$0.19863
October 6, 13, 20 and 27, 2017	October 30, 2017	0.08780
November 3, 10, 17 and 24, 2017	November 27, 2017	0.08780

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus dividends

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  35

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company have adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  36

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(4)
M. Grier Eliasek (44) Chairman of the Board, Director, Chief Executive Officer and President (February 2013)	2018	3	President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration
Robert S. Aisner (70) Director (February 2013)	2017	2
Executive positions of the following entities: Stratera Holdings, Behringer Harvard Opportunity REIT I, Inc., Lightstone Value Plus Real Estate Investment Trust V, Inc., and Monogram Residential Trust.
Director of Behringer Harvard Opportunity REIT I, Inc. (November 2004-May 2014), Lightstone Value Plus Real Estate Investment Trust V, Inc. (January 2007-present), Monogram Residential Trust, Inc. (August 2006-present), and TIER REIT, Inc. (June 2003-February 2016).

Independent Directors
Andrew C. Cooper (56) Director (February 2013)	2018	3
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.

William J. Gremp (74) Director (February 2013)	2017	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (59) Director (February 2013)	2019	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)	The business address of each director of the Company is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, Pathway, and PSEC.

(3)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and our Adviser. Mr. Aisner is an interested director as defined in the 1940 Act because of his position as an officer of Stratera.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  37

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian H. Oswald, 56(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Mr. Oswald is the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PSEC and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser.

Michael D. Cohen, 43(1)	Executive Vice President	Since July 2012
Mr. Cohen is also the Executive Vice President of the Adviser, is the President of Vertical Capital Income Fund since July 2015, and has served in numerous executive roles with other entities affiliated with Stratera Holdings since 2005.

(1)	The business address of Messrs. Oswald and Cohen is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for year ended June 30, 2017.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	35,000	—	35,000
William J. Gremp	35,000	—	35,000
Eugene S. Stark	35,000	—	35,000
	Total director compensation		$105,000
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  38

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of Stratera Holdings. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Stratera Holdings Priority Investor Services for the costs and expenses incurred by Stratera Holdings Priority Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

Board Approval of the Investment Advisory Agreement
At a meeting of the Company’s Board of Directors held on April 27, 2017, the Board unanimously voted to continue the Investment Advisory Agreement by and between the Company and the Adviser. In considering whether to approval the renewal of the Company’s Investment Advisory Agreement, the Board reviewed a variety of information provided by the Adviser relating to the Company and the Investment Advisory Agreement and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;

•	the investment performance of individuals affiliated with the Company and the Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;

•	the Company’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates;

•
the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussions detailed above, the Company’s Board concluded that fees payable to the Adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Company’s Board did not assign relative weights to the above factors considered, but conducted an overall analysis of these factors. Individual members of the Company’s Board of Directors may have given different weights to different factors.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  39

ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com and (iii) on the SEC’s website at http://www.sec.gov.

Tax Information
For tax purposes, distributions to stockholders during the year ended June 30, 2017 was approximately $14,692,360 for distributions from net investment income and $10,126,869 from return of capital.
Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  40

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael D. Cohen, Executive Vice President
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER
Priority Senior Secured Income Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

2017 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  41

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priorityincomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priorityincomefund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended June 30, 2017 was approximately $360,000 and for the fiscal year ended June 30, 2016 was $374,000.

(b)
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2017 was approximately $156,000 and for the fiscal year ended June 30, 2016 was $51,000.

(c)
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal year ended June 30, 2017 was approximately $0 and for the fiscal year ended June 30, 2016 was $18,000.

(d)	All Other Fees. There were no fees billed for services rendered by BDO that are not included in (a) - (c) above in the fiscal years ended June 30, 2017 and June 30, 2016.
(e)(1)
The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)	Not applicable.
(f)	Not applicable.
(g)
For the fiscal years ended June 30, 2017 and June 30, 2016, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $5,175 and $29,175, respectively.

(h)
For the fiscal years ended June 30, 2017 and June 30, 2016, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $5,175 and $11,175, respectively.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Priority Senior Secured Income Management, LLC. As of and for the year ended June 30, 2017, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Priority Senior Secured Income Management, LLC are set forth below.

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
The guidelines will be reviewed periodically by Priority Senior Secured Income Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Priority Senior Secured Income Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of August 30, 2016, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President; and Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as John W. Kneisley, and Nishil Mehta. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.
Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management L.P., Prospect Administration LLC, Pathway Energy Infrastructure Fund, Inc., Pathway Energy Infrastructure Management, LLC, Prospect Capital Corporation and/or Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser. All of the entities below pay an advisory fee based on performance.

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies	$6.2 billion
Pathway Energy Infrastructure Fund, Inc.	Closed-end management investment company	Investments in securities of companies that operate primarily in the energy and related infrastructure and industrial sectors	$13.1 million
____________

(1)Gross assets are calculated as of June 30, 2017 for Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.
(2)Mr. Cohen is not involved in the management of this entity.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, and Stratera Holdings. However, Prospect Capital Management L.P. and Stratera Holdings believe that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity.  These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Oswald and assisted by John W. Kneisley, Nishil Mehta and Colin McGinnis, who serve as Managing Director, Principal and Vice President, respectively, for Priority Senior Secured Income Management, LLC. These individuals have served in their respective roles since we began operations in May 2013 (except for Mr. Oswald whose role began since December 2014). Biographical information for Messrs. Barry, Kneisley, Mehta and McGinnis is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with over 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors. In addition to overseeing the Adviser and Prospect Capital Corporation, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. The Company also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry served as Law Clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chief Executive Officer of our Adviser, as Chairman and Chief Executive Officer of Prospect Capital Corporation, as President and Secretary of Prospect Capital Management and as President, Secretary and Managing Director of Prospect Administration provides him with a continuously updated understanding of investment companies, their operations, and the business and regulatory issues facing the Company. Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

John W. Kneisley is a Managing Director of our Adviser with 26 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management and Priority Senior Secured Income Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

Nishil Mehta is a Principal and he is an investing and capital raising professional and has 14 years of finance industry experience. He is responsible for capital-raising and business development, the firm's CLO investments, and he is also involved in liaising with the firm's investors, lenders, investment banks, and rating agencies. Additionally, Mr. Mehta is responsible for originating, executing, and monitoring investments. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt for U.S. and European hedge funds, specialty finance companies, and asset managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.

Colin McGinnis is a Vice President of our Adviser with 10 years of finance industry experience. Mr. McGinnis is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Mehta, manages our relationships with CLO collateral managers and CLO underwriters. Mr. McGinnis serves a similar role at Prospect Capital Management where he assists in originating, executing and managing investments in a variety of industries, including investments in CLOs. From 2011 to 2012, Mr. McGinnis worked as an Associate at Credit Suisse, where he originated and executed leveraged finance, IPO and M&A transactions. From 2005 to 2009, Mr. McGinnis worked as a Credit Analyst and Associate at Barclays Capital, where he underwrote, invested in and restructured CDO and CLO, leveraged finance and commercial real estate transactions for corporations and financial sponsors. He also managed a portfolio of performing and non-performing loans financed through total return swaps with hedge fund counterparts. Mr. McGinnis holds an MBA with honors and a BS in Economics, magna cum laude from the Wharton School of the University of Pennsylvania. He also holds the CFA designation.

The following table sets forth, as of June 30, 2017 the dollar range of our equity securities that are owned by each of our portfolio managers, based on the initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen	$1-$10,000
Brian H. Oswald	None
John W. Kneisley	None
Nishil Mehta	None
Colin McGinnis	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I shares that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2017

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 29, 2017